SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

IKON RECEIVABLES FUNDING, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-71362	Pending
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1738 Bass Road PO Box 9115 Macon, Georgia	31208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 471-2300

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three–year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (“SEC”) on March 28, 2003, Commission File No. 1-10777 and the Current Reports on Form 8-K filed with the SEC on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003 and March 31, 2003 as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement of IKON Receivables Funding, LLC (No. 333-71362); and (iii) the Prospectus Supplement dated April 16, 2003 relating to IKON Receivables Funding, LLC’s Lease-Backed Notes, Series 2003-1 and shall be deemed to be a part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Exhibits

23.1	Consent of KPMG LLP, dated
April 17, 2003 in connection with the
consolidated financial statements of Ambac
Assurance Corporation and Subsidiaries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKON RECEIVABLES FUNDING, LLC

By: IKON RECEIVABLES FUNDING, INC., as Manager

By:	/s/ KATHLEEN M. BURNS
Name:	Kathleen M. Burns
Title:	Vice President and Treasurer

Dated: April 17, 2003

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Exhibit Index

Exhibit

23.1	Consent of KPMG LLP.

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